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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                November 1, 1999
                         Commission File Number: 0-24846

                          COLORADO CASINO RESORTS, INC.
             (Exact name of Registrant as specified in its Charter)


           Texas                                             84-1303693
(State or other jurisdiction of                            (IRS Employer
incorporation or organization)                           Identification No.)

                             One South Nevada Street
                                    Suite 200
                           Colorado Springs, CO 80903
                                 (719) 635-7047
               (Address, including zip code, and telephone number,
                 including area code, of Registrant's principal
                               executive offices)


      SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT:
                         Common Stock, $0.001 Par Value
                                (Title of Class)

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                       Item 3. Bankruptcy or Receivership

Colorado Casino Resorts, Inc., (OTC: CCRI or the "Company") filed for restructuring under Chapter 11 of the U.S. Bankruptcy Code on November 1, 1999, in the U.S. Bankruptcy Court for the District of Colorado, Case No. 99-23681 CEM. The Company is operating its business as a Debtor-in-Possession.

If the proposed plan of reorganization submitted by the Company is confirmed by the Bankruptcy Court, all interests of common stockholders existing when the plan is confirmed will be cancelled and the Company's shares will no longer be publicly traded.

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                  COLORADO CASINO RESORTS, INC. & SUBSIDIARIES


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 12th day of November, 1999.

                                      COLORADO CASINO RESORTS, INC.

November 12, 1999                By:     /s/ Michael S. Smith
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                                      Michael S. Smith
                                      Interim President and Chief Executive
Officer,
                                      Secretary and General Counsel, Director